[PHOTO OMITTED]

The
Gabelli
Small Cap
Growth
Fund

                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 1998

                        The Gabelli Small Cap Growth Fund

                                  Annual Report
                              September 30, 1998(a)

To Our Shareholders,

      In the third quarter of 1998, small cap stocks hit the skids, with the Russell 2000 Index plunging 20.2%. Large cap stocks also declined as international economic distress, a slowing U.S. economy and our front page political crisis converged to create "a perfect storm" in the equity markets.

      With a decline in the third quarter and a modest retreat year-to-date 1998, we are not pleased with the Fund's performance during what has been a major bear market for small cap stocks. We note that the average small cap stock with a market capitalization of $250 million or lower is off nearly 50% from 52 week highs. Our stock picking discipline has helped preserve assets in these troubled times. We believe it can be equally effective when the small cap stock market recovers.

Investment Performance

      For the quarter ended September 30, 1998, The Gabelli Small Cap Growth Fund's (the "Fund") net asset value declined 20.3%. The Value Line Composite and Russell 2000 Index declined 17.2% and 20.2%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. Over the trailing twelve month period, the Fund declined 13.5%. The Value Line Composite and Russell 2000 declined 11.4% and 19.0%, respectively, over the same twelve month period.

      For the five year period ended September 30, 1998, the Fund's return averaged 11.3% annually versus average annual returns of 12.4% and 9.1% for the Value Line Composite and Russell 2000, respectively. Since inception on March 3, 1986 through September 30, 1998, the Fund has a total return of 193.6%, which equates to an average annual return of 16.8%.

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30.

INVESTMENT RESULTS (a)(c)

--------------------------------------------------------------------------------------------------
                                                     Calendar Quarter
                                       -----------------------------------------------
                                         1st         2nd         3rd          4th         Year
                                         ---         ---         ---          ---         ----
1998:    Net Asset Value ............. $23.93      $23.59      $18.81          --           --
         Total Return ................  10.9%       (1.4)%     (20.3)%         --           --
--------------------------------------------------------------------------------------------------
1997:    Net Asset Value ............. $19.11      $22.23      $25.42        $21.58      $21.58
         Total Return ................   3.1%       16.3%       14.7%         (0.8)%      36.5%
--------------------------------------------------------------------------------------------------
1996:    Net Asset Value ............. $19.65      $20.68      $20.02        $18.53      $18.53
         Total Return ................   6.2%        5.2%       (3.2)%         3.4%       11.9%
--------------------------------------------------------------------------------------------------
1995:    Net Asset Value ............. $17.03      $17.88      $19.34        $18.50      $18.50
         Total Return ................   7.4%        5.0%        8.2%          2.6%       25.2%
--------------------------------------------------------------------------------------------------
1994:    Net Asset Value ............. $16.76      $16.33      $17.24        $15.85      $15.85
         Total Return ................  (3.6)%      (2.6)%       5.6%         (2.1)%      (2.9)%
--------------------------------------------------------------------------------------------------
1993:    Net Asset Value ............. $15.46      $15.74      $16.90        $17.38      $17.38
         Total Return ................   6.6%        1.8%        7.4%          5.3%       22.8%
--------------------------------------------------------------------------------------------------
1992:    Net Asset Value ............. $13.42      $13.41      $13.10        $14.50      $14.50
         Total Return ................   9.9%       (0.1)%      (2.3)%        12.1%       20.3%
--------------------------------------------------------------------------------------------------
1991:    Net Asset Value .............    --          --          --         $12.21      $12.21
         Total Return ................    --          --          --          22.9%(b)    22.9%(b)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Average Annual Returns September 30, 1998 (a)

                  1 Year ............................ (13.5)%
                   5 Year ............................ 11.3%
                   Life of Fund (b) .................. 16.8%
--------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date                  Rate Per Share             Reinvestment Price
-----------------                  -------------              ------------------
December 29, 1997                      $3.590                       $21.29
September 30, 1997                     $0.070                       $25.42
December 27, 1996                      $2.160                       $18.46
December 29, 1995                      $1.340                       $18.50
December 30, 1994                      $1.030                       $15.85
December 31, 1993                      $0.420                       $17.38
December 31, 1992                      $0.185                       $14.50
December 31, 1991                      $0.080                       $12.21

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on October 22, 1991. (c) The Fund's fiscal year ends September 30. Note: Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities.
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI SMALL CAP GROWTH FUND, THE RUSSELL 2000 INDEX
                              AND THE S&P 500 INDEX

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                   Gabelli Small
                  Cap Growth Fund         Russell 2000 Index       S&P 500 Index

10/22/91              $10,000                  $10,000                $10,000
9/30/92                13,410                   11,184                 11,021
9/30/93                17,229                   14,897                 12,464
9/30/94                18,004                   15,374                 12,925
9/30/95                21,513                   18,971                 16,777
9/30/96                23,874                   21,397                 20,183
9/30/97                33,949                   28,499                 28,337
9/30/98                29,366                   23,084                 30,916

* Past Performance is not predictive of future performance.

What We Do

      We view the small capitalization stock market as a research driven stock picker's paradise. Unlike the large cap market, where most companies are closely followed by dozens of Wall Street analysts, the small cap market is largely unclaimed territory. Our analysts put on their hiking shoes, strap on their backpacks and hit the trails looking for little companies Wall Street does not know or care about. They are seeking a particular type of company, which we would describe generally as a dominant market share, niche franchise in a growing and/or consolidating industry.

                                                               [GRAPHIC OMITTED]

      Our analysts are guided by specific investment principles that include: experienced management, healthy balance sheets and rising free cash flow and earnings. They also live by certain value parameters--their goal is to find great companies trading at reasonable valuations relative to "real world" economic worth. These are the kind of companies we can feel comfortable owning long term, rather than trading like so many small cap investors are prone to do.

COMMENTARY

Saplings Versus the Mighty Oaks

      Why have small cap stocks underperformed large cap stocks so dramatically this year and particularly during the recent broad market decline? Valuations do not explain it. At the beginning of the year, small cap stocks were already fundamentally cheap relative to large cap stocks. After materially lagging large caps in the first half of 1998, small caps headed into the third quarter even cheaper on a relative basis. Earnings prospects also fail to explain small caps' poor relative performance. Because small companies generally serve the domestic market, their earnings should be less vulnerable than large multi-nationals with much greater exposure to weak foreign markets. Nevertheless, small cap stocks retreated faster and farther than large caps in the third quarter's broad market rout.

      We think investors abandoned small cap saplings and clung to large cap oaks because the latter seemed to offer better shelter in the market storm. This has worked thus far. However, with the potential for some of these top heavy oaks to be uprooted by earnings disappointments, it may not be the safest tactic going forward. We have cleaved to small trees deeply rooted in value. They have been bent, but not broken in the market storm. We believe they will survive, grow and bear fruit in the years ahead.

      When will small cap stocks begin reasserting themselves? Small cap stocks have underperformed large cap stocks for the last five years and in 1998, the gap has widened considerably. Through the first three quarters of 1998, the Russell 2000 was down 16.2% compared to a modest 6.0% gain for the Standard & Poor's ("S&P") 500. The last time we saw this kind of negative performance differential between small cap and large cap stock performance was in 1990. Small cap stocks went on to substantially outperform large caps over the next three years. In September, small cap stocks demonstrated a degree of relative strength versus large caps, declining less on big down days and gaining more on up days. It is too early to call this a reversal in trend. However, we believe small cap stocks may be poised for an extended period of outperformance relative to the more richly valued large cap sector.

Through the Looking Glass

      What do investors see as they peer through the looking glass? Like Alice after she has eaten the mushroom, is the market still shrinking or ready to grow? Should savvy investors be heading through the keyhole or smiling like the Cheshire cat? What do we see happening in the stock market Wonderland?

      Equity valuations pivot on the outlook for earnings and on the multiple accorded those earnings. The earnings picture has been muddied by global economic turmoil. However, we continue to believe that on a longer term secular basis, U.S. corporations should grow earnings at high single digit rates. In light of this favorable long term secular earnings forecast and the positive outlook for inflation and interest rates, we believe at current prices, most stocks are now quite reasonably valued. So, going forward, we believe the outlook for equity owners is favorable.

The Four M's

      In the third quarter of 1998, consumers and investors focused on the Four
M's:

      Market

      McGwire

      Monica

      Meriwether

M as in Market

      The sharp crack in U.S. equities during the third quarter raises several questions. Will the economy be impacted either through a reduction in consumer spending or a cutback in corporate expenditures? Since the U.S. economy has been the engine of global growth, will a slowdown accentuate a global spiral?

      Our answer to the first is, yes, lower spending by consumers and corporations will cause an economic and profit slowdown. However, we believe the odds favor just that, a slowdown, not a recession. The Russell 2000 Index, Wall Street jargon for the average U.S. company, has already discounted a recession. Should we avoid one, stocks will likely recover sharply.

      Our answer to the second question is also yes. U.S. economic weakness will have a negative impact on the rest of the world. But, we see some very positive signs as well. The Japanese are finally addressing their economic problems. Stimulation in Japan should buttress overall economic activity, particularly in Southeast Asia. The same applies to Euroland (the new name for the countries participating in European Monetary Union), where economic cooperation is supporting economic growth prospects. Moreover, part of the global economic disequilibrium we have been experiencing stems from the strong dollar. With the dollar weakening against the mark and the yen, some global economic balance should be restored.

McGwire

      Mark McGwire and Sammy Sosa's heroics put baseball back on the front pages. In places other than New York, Boston, Los Angeles and San Francisco, most people were more captivated by the historic home run record chase than what was occurring in the economy and the stock market. Will they continue to focus on the day-to-day elements that impact their lives and their own individual economic expectations? Job security, low inflation, low interest rates (resulting in much lower mortgage payments) and the prospects of reduced taxes should make most people feel relatively good.

Monica

      The histrionics associated with the President's current predicament have also taken center stage. Will the U.S. be in a position to provide moral leadership on such issues as nuclear armaments? (Most of us now understand Kashmir is not a sweater). Will President Clinton be able to energize the new Congress and focus on critical economic issues in a timely fashion? Will Robert Rubin and Alan Greenspan resign if Clinton is not in power?

      We have long maintained the view that a great democracy like ours has many flaws. But, the underpinnings of our system, being rooted in personal freedom and ownership of capital, will survive flaws and sometimes even flourish in the absence of credible leadership.

Meriwether

      We, like virtually everyone in the financial community, were surprised by the extent of leverage that an organization could accomplish and the extent of damage that leverage could have on the financial system. A shutdown in lending, so vital to both domestic and global growth, is occurring. We have a liquidity crisis, but one different than past "credit crunches". When asked how to become a millionaire, Warren Buffett quipped, "Start with $1 billion and buy an airline." We now offer our version, "Start with $1 billion and give it to a hedge fund manager who focuses on emerging market debt with leverage."

      While the first chapter is still being written on the Long Term Capital Management debacle, we will wait for the smoke to clear, the floor boards to be lifted and the foundation inspected before commenting further. However, we believe global cooperation will help curtail the damage.

Winners and Losers

      A review of our top 20 list this quarter reveals the usual eclectic mix of companies including: a cable provider (Cablevision Systems), a cloth cutting equipment manufacturer (Gerber Scientific), an auto parts maker (Standard Motor Products) and a mining company (Stillwater Mining). Our small utilities holdings like Fall River Gas, Orange & Rockland and Florida Public Utilities held up relatively well in the sharp market decline.

      Our losers came from a broad spectrum of industries as well. We were hurt in financial services (Pioneer Group), billboards (Bowlin Outdoor Advertising), home construction (Oakwood Homes) and retailers (Neiman Marcus Group and Sports Authority). We witnessed many fine little companies with excellent track records and good future earnings prospects get washed away in a wave of largely indiscriminate selling in the small cap sector.

Deals--Fewer Entrees, More Appetizers

      More conservative bank lending policies, the decline in the value of stock as a deal currency and a soft market for secondary issues underwritten to finance large acquisitions may combine to reduce the number of big deals in the quarters ahead. However, even in these uncertain times, companies still have a strong appetite for growth through acquisition and there are a tremendous number of "bite size" business bargains in the small cap sector. Hungry corporate acquirers who for the time being, may not be able to afford expensive entrees, can satisfy their appetites by ordering up three or four mouthwatering appetizers. Our portfolio menu of fundamentally inexpensive small business delicacies should be increasingly popular in the year ahead.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Ackerley Group Inc. (AK - $19.75 - NYSE), a Seattle-based multimedia and entertainment company, is comprised of three operating segments which contain a total of 21 independent media and entertainment operations. The Out-of-Home segment operates the sixth largest outdoor advertising company in the nation. The Broadcasting segment owns, or operates under management agreements, ten television stations in California, New York, Washington and Colorado, as well as four radio stations in the Seattle-Tacoma market. The Sports and Entertainment segment includes the NBA's Pacific Division Champion Seattle Supersonics. The company has signed an agreement to purchase WOKR, the ABC affiliate in Rochester, New York for $125 million. WOKR joins three other television stations owned or operated by the Ackerley Group in central New York, WIXT in Syracuse, WUTR in Utica and WIVT in Binghamton.

CLARCOR Inc. (CLC - $15.375 - NYSE) is a U.S.-based manufacturer and distributor of engine/mobile and industrial/environmental filtration products and consumer packaging products. Filtration products include air, fuel and hydraulic filters for heavy duty trucks, buses, cars and boats, as well as air and anti-microbial filters for factories, hospitals and clean rooms. CLARCOR is a leading producer of custom-decorated metal and plastic containers widely used by consumer products companies. Substantial cost savings and productivity improvements are expected through the end of the decade. The company has a history of bringing acquisitions profitably into the fold and is entering into strategic alliances in European and other markets.

CTS Corp. (CTS - $29.50 - NYSE) is primarily a diversified manufacturer of electronic components for the automotive, computer equipment and communications equipment markets. A year ago, CTS acquired Dynamics Corp. of America, which had owned 44% of CTS's outstanding shares. The union increased the liquidity of CTS stock, which has since been split 3-for-1, as well as enhancing its earnings prospects. As a step in the assimilation of Dynamics' and CTS's focus on its core electronic components and assembly business, Dynamics' Waring Products division is being sold.

Greif Bros. Corp. (GBCOA - $33.00 - Nasdaq), with a corporate history spanning 120 years, operates in two industry segments: industrial shipping containers and containerboard and related products. Operations in the industrial shipping containers segment involve the production and sale of fibre, steel and plastic drums, multiwall bags, cooperage, dunnage and pallets. Operations in the containerboard segment involve the production and sale of containerboard, both virgin and recycled, and related corrugated products. The company has conducted an in-depth review of its timberlands, one of its strategic assets, and is now analyzing its saw timber and pulpwood assets as well as developing a program of land management. Greif Bros. has purchased the entire industrial container group of Sonoco Products Co., with combined annual net sales of nearly $210 million, for approximately $225 million in cash. The properties acquired include twelve fibre drum plants and five plastic drum plants.

Kaman Corp. (KAMNA - $17.125 - Nasdaq) was founded in 1945 as a pioneer in the helicopter industry. Aircraft manufacturing remains at the core of the business. Kaman services both commercial and government markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services which tend to be technological leaders in their markets. Kaman is a major, national distributor of original equipment, repair and replacement products and value-added services to nearly every sector of North American industry. The company also manufactures and distributes musical instruments (Ovation guitars) and accessories to independent retailers.

Liberty Corp. (LC - $41.5625 - NYSE), headquartered in Greenville, S.C., is a holding company with operations in broadcasting and insurance. Liberty's Cosmos Broadcasting owns and operates nine network affiliated television stations in the Southeast and Midwest. Six stations are affiliated with NBC, two with ABC and one with CBS. These stations serve more than four million households. In August, Cosmos agreed to acquire CBS-affiliated KGBT-TV in Harlingen, Texas for approximately $42 million. Also in August, the company closed on its purchase of NBC affiliate WALB-TV in Albany, Georgia. The purchase of the ABC affiliate in Wilmington, NC is expected to be completed by year end. Liberty Life is a regional insurer, with North Carolina, South Carolina and Louisiana accounting for more than 50% of its premium volume. The insurance segment specializes in providing agency (home service) and mortgage protection, life and health insurance. Former affiliate Pierce National Life Insurance Co. was sold to Fortis Inc. in April for $180 million. In March, Liberty Corp. repurchased 2.4 million shares in a tender offer at $52 per share.

Pittway Corp. (PRY - $24.875 - NYSE) has completed the tax-free spin-off of Penton Media. The spin-off distribution consisted of one share of Penton common stock for each share of Pittway stock outstanding. This action leaves Pittway with its core business; manufacturing and distributing burglar and commercial fire alarm equipment. Its ADI distribution unit is the largest supplier of alarm system components in the U.S. Pittway is also involved in real estate and other promising ventures, including a 34% interest in Cylink, a leading manufacturer of encryption equipment, and a 4.2% interest in U.S. Satellite Broadcasting, a direct-to-the-home (DTH) satellite broadcast company whose subscriber base is growing rapidly.

Thomas Industries Inc. (TII - $21.4375 - NYSE), headquartered in Louisville, Kentucky, is the recognized leader in the design and manufacture of high-quality, precision-engineered fractional horsepower compressors and vacuum pumps for use in global OEM applications, as well as pneumatic construction equipment, leakage detection systems and laboratory equipment. The company sells annually over one million units into more than 60 countries. Thomas Industries also owns a 32% interest in the recently created Genlyte Thomas Group, estimated to be the third largest lighting fixture manufacturer in North America. Thomas has operations in the U.S., Mexico, South America, Europe and Asia.

United Television Inc. (UTVI - $106.75 - Nasdaq), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates the six stations (one ABC, one NBC and four UPN affiliates) that comprise Chris-Craft's (CCN - $44.1875 -NYSE) television division. In January, UTVI purchased WHSW in Baltimore for $80 million. The station began broadcasting as WUTB, a UPN affiliate, immediately following completion of the acquisition. The $60 million purchase of WRBW, a UPN affiliate in Orlando (the country's 22nd largest and fastest growing television market over the past decade), is pending FCC approval. UTVI stations cover approximately eight percent of the U.S. population. UTVI is 58.9%-owned by BHC Communications (BHC - $117.00 -AMEX). Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost control enhance EBITDA (Earnings before interest, taxes, depreciation and amortization) prospects.

USA Networks Inc. (USAI - $19.4375 - Nasdaq), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Small Cap Growth Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices. Ask our representatives about the advantage of converting to a Roth IRA before 1999.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      Shareholders will soon be able to receive quarterly reports from Gabelli Funds via e-mail. We anticipate that this service will be available in early 1999. If you are interested in receiving your quarterly report via e-mail, please send an e-mail to mutualfunds@gabelli.com with your name and address and we will provide you with the appropriate forms. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to assist you as well.

In Conclusion

      We are pleased to have materially outperformed our Russell 2000 benchmark during this particularly difficult period for small cap stocks. Although we cannot be certain the small cap sector has bottomed, small caps are remarkably cheap relative to large cap equities and to historical fundamental yardsticks as well. We believe we are entering a period in which indiscriminate selling will give way to an appreciation of the merits of selected small companies.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABSX. Please call us during the business day for further information.

                                   Sincerely,


                                   /s/ Mario J. Gabelli

                                   Mario J. Gabelli, CFA
                                   Portfolio Manager and
                                   Chief Investment Officer
October 30, 1998

--------------------------------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1998

Liberty Corp.                                Thomas Industries Inc.
United Television Inc.                       CTS Corp.
USA Networks Inc.                            Grief Bros. Corp.
Kaman Corp.                                  Pittway Corp.
CLARCOR Inc.                                 Ackerley Group Inc.
--------------------------------------------------------------------------------

note: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Small Cap Growth Fund
Portfolio of Investments -- September 30, 1998
================================================================================

                                                                   Market
     Shares                                       Cost             Value
     ------                                       ----             -----
             COMMON STOCKS - 97.6%

             Agriculture - 0.0%
      5,000  Cadiz Inc.+ ..................  $        56,340  $        41,875
        353  Delta & Pine Land Co. ........            1,271           15,532
     10,000  Erly Industries Inc.+ ........           65,690            3,750
                                             ---------------  ---------------
                                                     123,301           61,157
                                             ---------------  ---------------

             Automotive: Parts and Accessories - 6.4%
    100,000  Acktion Co.+ .................        1,273,171          914,009
      1,000  Borg-Warner Automotive
                Inc. ......................           44,969           37,063
     75,000  GenCorp Inc. .................        1,135,566        1,443,750
      8,500  Lund International Holdings
                Inc.+ .....................          103,980           55,250
     20,000  Meritor Automotive Inc. ......          475,125          301,250
    110,000  Modine Manufacturing Co. .....        3,146,149        3,190,000
      5,250  Monro Muffler Brake Inc.+ ....           52,860           49,875
     46,000  Ragan (Brad) Inc.+ ...........        1,168,123        1,759,500
     50,000  Redlaw Industries Inc.+ ......          164,909           15,625
      1,000  SPX Corp.+ ...................           16,550           41,313
    133,000  Standard Motor Products
                Inc. ......................        2,057,294        3,241,875
     10,000  Strattec Security Corp.+ .....          244,013          265,000
     10,000  Superior Industries
                International Inc. ........          247,157          228,750
    113,000  TransPro Inc. ................        1,207,455          565,000
    190,000  UAP Inc., Cl. A ..............        2,159,362        2,240,795
    183,000  Wynn's International Inc. ....          978,390        3,419,812
                                             ---------------  ---------------
                                                  14,475,073       17,768,867
                                             ---------------  ---------------

             Aviation: Parts and Services - 5.4%
     15,000  AAR Corp. ....................          198,875          294,375
     47,000  Banner Aerospace Inc.+ .......          499,399          376,000
      4,000  Barnes Group Inc. ............          109,825          115,000
     21,000  Coltec Industries Inc.+ ......          321,425          317,625
     56,000  Curtiss-Wright Corp. .........        1,008,638        2,222,500
      7,500  Ducommun Inc.+ ...............           80,125          150,000
    105,000  Fairchild Corp., Cl. A+ ......        2,242,714        1,483,125
     26,500  Hi-Shear Industries Inc.+ ....           58,141           71,219
     43,000  Hudson General Corp. .........          745,445        2,171,500
    320,000  Kaman Corp., Cl. A ...........        5,797,564        5,479,999
     80,000  Moog Inc., Cl. A+ ............        1,630,172        2,315,000
                                             ---------------  ---------------
                                                  12,692,323       14,996,343
                                             ---------------  ---------------

             Broadcasting - 7.4%
    200,000  Ackerley Group Inc. ..........        2,885,163        3,949,999
      1,000  Clear Channel
                Communications Inc.+ ......            4,640           47,500
     16,000  Granite Broadcasting Corp.+ ..          175,580          102,000
     20,000  Gray Communications
                Systems Inc. ..............          442,525          566,250
     32,000  Gray Communications
                Systems Inc., Cl. B .......          633,932          796,000
    167,000  Liberty Corp. ................        5,392,917        6,940,937
     20,000  NTN Communications
                Inc.+ .....................           83,312           13,750
    110,600  Paxson Communications
                Corp.+ ....................        1,004,955        1,016,138
      3,000  Pegasus Communications
                Corp.+ ....................           31,245           47,813
     39,062  Price Communications
                Corp.+ ....................           79,224          305,172
      1,000  Scandinavian Broadcast
                System SA+ ................           13,500           21,250
     60,500  United Television Inc. .......        1,432,828        6,458,374
      5,000  Young Broadcasting Inc.,
                Cl. A+ ....................          133,683          170,000
                                             ---------------  ---------------
                                                  12,313,504       20,435,183
                                             ---------------  ---------------

             Building and Construction - 2.5%
    102,000  CalMat Co. ...................        1,866,563        1,765,875
     14,000  Florida Rock Industries Inc. .          207,082          346,500
     14,000  Morgan Products Ltd.+ ........          118,738           36,750
    130,000  Nortek Inc.+ .................        1,551,275        3,542,500
     10,000  Oakwood Homes Corp. ..........          114,281          131,250
     75,000  Republic Group Inc. ..........          427,064          998,438
                                             ---------------  ---------------
                                                   4,285,003        6,821,313
                                             ---------------  ---------------

             Business Services - 2.7%
     15,000  Amway Asia Pacific Ltd. ......          321,375          145,313
     21,641  Amway Japan Ltd., ADR ........          281,220           85,211
     33,000  Berlitz International Inc.+ ..          506,219          870,375
     22,000  Borg-Warner Security
                Corp.+ ....................          270,725          308,000
     50,000  Data Broadcasting Corp.+ .....          249,688          234,375
      6,000  Data Transmission Network
                Corp.+ ....................           30,550          180,000
     26,428  EnviroSource Inc.+ ...........          484,162          214,728
      2,000  Gartner Group Inc.+ ..........           62,470           41,750
     13,000  Hach Co. .....................          133,028          146,250
     20,000  Hach Co., Cl. A ..............          197,187          182,500
     25,000  Industrial Distribution
                Group Inc.+ ...............          403,206          157,813
     10,000  Landauer Inc. ................          163,888          255,000
      4,000  Marquee Group Inc.+ ..........           21,388           11,500
     98,500  Nashua Corp.+ ................        2,251,934        1,452,874
    120,000  Paxar Corp.+ .................        1,437,619        1,065,000
     15,000  Pittston Brink's Group .......          421,959          525,000
     20,000  Princeton Video Image Inc.+ ..          133,250           82,500
     44,000  R. H. Donnelley Corp. ........          606,324          544,500
     72,000  Trans-Lux Corp. (b) ..........          609,486          639,000
      8,000  Wackenhut Corp., Cl. A .......          118,092          184,500
      6,187  Wackenhut Corp., Cl. B .......           52,368          116,780
                                             ---------------  ---------------
                                                   8,756,138        7,442,969
                                             ---------------  ---------------

                 See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- September 30, 1998
================================================================================

                                                                   Market
     Shares                                       Cost             Value
     ------                                       ----             -----
             COMMON STOCKS (Continued)

             Cable - 1.3%
     24,250  Cable Michigan Inc.+ .........  $       400,330  $       842,688
     47,200  Cablevision Systems Corp.,
                Cl. A+ ....................          613,737        2,038,450
      2,000  Century Communications
                Corp., Cl. A+ .............           14,040           47,750
     10,000  People's Choice TV Corp.+ ....           23,585            4,688
     78,000  United International
                Holdings Inc., Cl. A+ .....        1,103,684          755,625
                                             ---------------  ---------------
                                                   2,155,376        3,689,201
                                             ---------------  ---------------

             Communications Equipment - 0.2%
     74,200  Allen Telecom Inc.+ ..........        1,086,116          496,213
                                             ---------------  ---------------

             Computer Software and Services - 0.2%
      1,000  @Home Corp., Ser. A+ .........           20,750           47,876
      2,000  Anacomp Inc.+ ................           33,830           26,250
     90,000  Bull Run Corp.+ ..............          315,512          337,500
        262  CBT Group plc, ADR+ ..........           12,675            3,537
     16,000  Checkfree Holdings Corp.+ ....          312,686          158,000
      4,000  Cylink Corp.+ ................           32,143           18,000
      1,000  Electronics For Imaging
                Inc.+ .....................           15,540           21,125
        200  Learning Tree International
                Inc.+ .....................            4,075            2,563
        200  Macromedia Inc.+ .............            2,371            3,250
        200  New Horizons Worldwide
                Inc.+ .....................            3,175            3,325
      1,000  Noise Cancellation
                Technologies Inc.+ ........              625              531
         93  Platinum Technology Co.+ .....            2,074            1,674
      2,000  Powerhouse Technologies
                Inc.+ .....................           21,750           17,750
      1,000  Registry Magic Inc.+ .........            7,250            6,000
      1,500  Volt Information Sciences
                Inc.+ .....................            7,875           29,906
                                             ---------------  ---------------
                                                     792,331          677,287
                                             ---------------  ---------------

             Consumer Products - 4.8%
      3,000  Action Performance
                Companies Inc.+ ...........           86,846           81,000
     10,000  Adams Golf Inc.+ .............           82,620           41,250
     10,000  American Safety Razor Co.+ ...          119,287           97,500
    238,000  Carter-Wallace Inc. ..........        3,461,002        3,733,625
     61,000  Church & Dwight Co. Inc. .....        1,271,800        1,791,875
     12,000  Coachmen Industries Inc. .....           80,758          238,500
     32,000  First Brands Corp. ...........          435,725          698,000
      8,000  French Fragrances Inc.+ ......           78,490           58,000
    133,500  General Cigar Holdings Inc.,
                Cl. B+ (a) ................        1,076,798          859,406
    100,000  General Housewares Corp. .....        1,320,001          850,000
     82,000  Genlyte Group Inc.+ ..........          323,765        1,681,000
      2,000  Harley-Davidson Inc. .........            9,425           58,750
    117,000  Hartmarx Corp.+ ..............          747,201          767,813
     10,000  Madden (Steven) Ltd.+ ........           86,785           63,125
     25,000  National Presto Industries
                Inc. ......................        1,047,061          937,500
     12,000  Nature's Sunshine Products
                Inc. ......................          264,927          192,000
      4,000  Nu-Kote Holding Inc., Cl. A+ .            1,125              875
      2,000  Playtex Products Inc.+ .......           14,600           28,125
      5,000  Scotts Co., Cl. A+ ...........           77,779          153,125
     15,000  Skyline Corp. ................          271,425          435,000
     14,000  Stewart Enterprises Inc.,
                Cl. A .....................           65,467          234,500
     41,000  Weider Nutrition
                International Inc. ........          399,249          238,313
                                             ---------------  ---------------
                                                  11,322,136       13,239,282
                                             ---------------  ---------------

             Consumer Services - 1.6%
     10,000  Bowlin Outdoor Advertising
                & Travel Centers Inc.+ ....           42,625           50,000
     12,000  Department 56 Inc.+ ..........          274,776          324,000
     90,000  Loewen Group Inc. ............        2,252,529        1,327,500
     25,000  Response USA Inc.+ ...........          160,580          125,000
    150,000  Rollins Inc. .................        3,006,377        2,662,500
      7,000  Travel Services International
                Inc.+ .....................          230,865           94,938
                                             ---------------  ---------------
                                                   5,967,752        4,583,938
                                             ---------------  ---------------

             Country and Closed End Funds - 1.5%
     45,000  Central European Equity
                Fund Inc. .................          608,109          495,000
     80,000  Emerging Germany Fund
                Inc. ......................          629,750          970,000
     45,000  France Growth Fund Inc. ......          476,793          528,750
     35,000  Germany Fund Inc. ............          395,061          507,500
     44,000  Italy Fund Inc. ..............          394,348          506,000
     65,000  New Germany Fund Inc. ........          764,184          922,188
     11,000  Spain Fund Inc. ..............          103,029          166,375
                                             ---------------  ---------------
                                                   3,371,274        4,095,813
                                             ---------------  ---------------

             Diversified Industrial - 7.3%
     96,500  Ampco-Pittsburgh Corp. .......          928,756        1,411,313
      8,000  Anixter International Inc.+ ..           76,160          124,500
     10,000  Antofagasta Holdings plc .....           68,648           28,890
     75,000  Crane Co. ....................          879,121        1,762,500
      3,000  Flanders Corp.+ ..............           25,955           12,000
     37,500  Gardner Denver Machinery
                Corp.+ ....................          210,363          529,688
     16,000  GATX Corp. ...................          647,353          529,000
     36,000  Katy Industries Inc. .........          487,881          591,750
    450,000  Lamson & Sessions Co.+ .......        2,581,336        2,053,124
     67,800  Lawter International Inc. ....          703,584          491,550
     75,000  Lindsay Manufacturing Co. ....          725,857        1,115,625

                 See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- September 30, 1998
================================================================================

                                                                   Market
     Shares                                       Cost             Value
     ------                                       ----             -----
             COMMON STOCKS (Continued)

             Diversified Industrial (Continued)
     16,000  Myers Industries Inc. ........  $       342,375  $       368,000
    610,400  Noel Group Inc.+ .............          629,048          801,150
     35,000  Oil-Dri Corporation of
                America ...................          478,925          448,438
    105,000  Park-Ohio Holdings Corp.+ ....        1,498,575        1,430,625
     21,000  Standex International Corp. ..          630,519          501,375
    205,000  Thomas Industries Inc. .......        1,830,138        4,394,687
    480,000  Tyler Corp.+ .................        1,999,204        3,659,999
                                             ---------------  ---------------
                                                  14,743,798       20,254,214
                                             ---------------  ---------------

             Education - 0.0%
     20,000  Whitman Education Group
                Inc.+ .....................          103,768           67,500
                                             ---------------  ---------------

             Energy - 4.1%
     15,000  AGL Resources Inc. ...........          279,701          290,625
      6,000  Basin Exploration Inc.+ ......           93,115           99,375
     21,000  Central Hudson Gas &
                Electric Corp. ............          919,887          879,374
     15,000  Eastern Enterprises ..........          598,562          631,875
      5,000  Fall River Gas Co. ...........           77,138           77,188
     17,400  Florida Public Utilities Co. .          262,258          265,350
     16,000  Forcenergy Inc.+ .............          274,676           93,000
  1,425,000  GEO International
                Corp. (a)(b)+ .............           74,145                0
      2,000  Global Industries Ltd.+ ......           20,875           23,125
        750  Halter Marine Group Inc.+ ....            7,617            8,531
    130,000  Kaneb Services Inc.+ .........          436,625          650,000
      9,880  Ocean Energy Inc.+ ...........          224,238          129,675
     50,000  Orange & Rockland Utilities
                Inc. ......................        2,689,806        2,743,749
      2,000  Oryx Energy Co.+ .............           48,975           25,875
      2,000  Petsec Energy Ltd., ADR+ .....           29,830           11,688
      2,000  Plains Resources Inc.+ .......           35,100           33,750
    285,000  RPC Inc. .....................        1,096,856        2,529,374
    105,000  Southwest Gas Corp. ..........        1,783,471        2,145,938
     15,000  Tesoro Petroleum Corp.+ ......          209,500          195,938
      5,000  TransMontaigne Oil Co.+ ......           71,188           69,375
      6,000  Union Pacific Resources
                Group Inc. ................          123,300           73,875
      4,000  Vastar Resources Inc. ........          145,513          180,000
     15,000  Wicor Inc. ...................          345,520          358,125
                                             ---------------  ---------------
                                                   9,847,896       11,515,805
                                             ---------------  ---------------

             Entertainment - 5.0%
    115,000  Ascent Entertainment Group
                Inc.+ .....................        1,378,463          920,000
      8,000  Dover Downs Entertainment
                Inc. ......................          118,388          101,000
     40,000  Fisher Companies Inc. ........        2,599,019        2,730,000
     85,000  Florida Panthers Holdings
                Inc.+ .....................        1,410,388          919,063
     48,000  GC Companies Inc.+ ...........        2,392,811        1,854,000
      1,500  Groupe AB SA, ADR+ ...........           10,950            5,906
      3,000  International Speedway
                Corp. .....................           54,000           89,250
      4,000  Loews Cineplex
                Entertainment Corp.+ ......           58,663           34,500
      2,000  Metromedia International
                Group Inc.+ ...............           22,000            7,750
    180,000  Spelling Entertainment
                Group Inc.+ ...............        1,517,183        1,271,250
      3,500  TCI Music Inc.+ ..............           15,671           14,875
    150,000  Topps Co. Inc.+ ..............          614,903          421,875
    290,000  USA Networks Inc.+ ...........        4,231,128        5,636,874
                                             ---------------  ---------------
                                                  14,423,567       14,006,343
                                             ---------------  ---------------

             Equipment and Supplies - 14.4%
     70,000  AFC Cable Systems Inc.+ ......        1,029,788        1,662,500
     17,000  Alltrista Corp.+ .............          322,342          344,250
    145,000  AMETEK Inc. ..................        1,658,857        2,501,250
     12,000  Amphenol Corp., Cl. A+ .......          431,225          418,500
    320,000  Baldwin Technology Co. Inc.,
                Cl. A+ ....................        1,529,708        1,760,000
      4,000  Belden Inc. ..................           60,575           53,750
      5,000  Berg Electronics Corp.+ ......          172,750          173,125
      4,000  Bway Corp.+ ..................           66,250           50,750
    295,500  CLARCOR Inc. .................        3,535,494        4,543,312
      1,000  Commercial Intertech Corp. ...           11,675           18,438
    138,000  CTS Corp. ....................          576,723        4,070,999
     40,000  Cuno Inc.+ ...................          597,213          670,000
     49,500  Daniel Industries Inc. .......          795,026          677,531
     23,000  Elsag Bailey Process
                Automation NV+ ............          390,471          484,438
    233,100  Fedders Corp. ................        1,394,673        1,194,637
     65,000  Flowserve Corp. ..............        1,545,716        1,316,250
     40,000  General Magnaplate Corp. .....           83,763          167,500
     70,000  Gerber Scientific Inc. .......          955,212        1,890,000
     20,000  Global Industrial
                Technologies Inc.+ ........          272,788          140,000
    150,000  Hussmann International Inc. ..        2,060,929        2,128,124
     34,650  Johnston Industries Inc.+ ....          268,295          110,447
     10,000  K-Tron International Inc.+ ...           74,933          176,250
    110,000  Kollmorgen Corp. .............        1,248,182        1,718,750
     10,000  Littelfuse Inc.+ .............           68,313          198,750
     22,000  Lufkin Industries Inc. .......          389,520          572,000
     24,000  Mark IV Industries Inc. ......          475,837          349,500
     30,000  Material Sciences Corp.+ .....          324,494          262,500
     14,000  Met-Pro Corp. ................          194,819          157,500
    160,000  Pittway Corp. ................        1,508,150        3,979,999
      3,500  Plantronics Inc.+ ............           26,943          168,656
     13,000  Raytech Corp.+ ...............           71,338           42,250

                 See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- September 30, 1998
================================================================================

                                                                   Market
     Shares                                       Cost             Value
     ------                                       ----             -----
             COMMON STOCKS (Continued)

             Equipment and Supplies (Continued)
     37,000  Sequa Corp., Cl. A+ ..........  $     1,284,715  $     2,083,563
     12,000  Sequa Corp., Cl. B+ ..........          778,446          874,875
     10,800  SL Industries Inc. ...........          155,953          110,700
      9,000  Smith (A.O.) Corp., Cl. A ....          249,550          175,500
     75,000  SPS Technologies Inc.+ .......        2,314,482        3,492,188
      5,000  Teleflex Inc. ................           76,167          175,000
     15,000  Tennant Co. ..................          392,120          559,688
     30,000  U.S. Filter Corp.+ ...........          350,024          480,000
      5,000  Valmont Industries Inc. ......           40,625           61,250
      7,875  Watsco Inc., Cl. B ...........           23,627          119,848
                                             ---------------  ---------------
                                                  27,807,711       40,134,568
                                             ---------------  ---------------

             Financial Services - 3.1%
     68,000  Berliner Bank
                Aktiengesellschaft ........        1,408,705        1,163,607
     45,000  Danielson Holding Corp.+ .....          165,200          196,875
      1,000  Federal Agricultural
                Mortgage Corp., Cl. C+ ....           24,000           34,750
      6,000  Gryphon Holdings Inc.+ .......           78,000           84,000
     18,000  Hibernia Corp. ...............          140,063          259,875
      4,000  Landamerica Financial
                Group .....................           58,015          205,000
      7,959  Metris Companies Inc. ........          226,749          371,078
    110,000  Midland Co. ..................        1,575,674        2,495,625
        500  Net.B@nk Inc.+ ...............            6,000            9,500
    230,000  Pioneer Group Inc. ...........        4,366,497        3,795,000
                                             ---------------  ---------------
                                                   8,048,903        8,615,310
                                             ---------------  ---------------

             Food and Beverage - 4.6%
     12,000  Advantica Restaurant Group
                Inc.+ .....................          124,643           57,000
     34,863  Buenos Aires Embotelladora
                SA+ (a) ...................                0                0
    236,000  Celestial Seasonings Inc.+ ...        2,698,971        3,569,500
      7,500  Cheesecake Factory Inc.+ .....           82,004          116,250
    190,000  Chock Full o'Nuts Corp.+ .....        1,254,071        1,187,500
    205,000  Eskimo Pie Corp. (b) .........        3,155,335        1,742,500
      1,000  Farmer Brothers Co. ..........          133,895          215,000
     19,000  Genesee Corp., Cl. B .........          761,192          501,125
     10,000  International Multifoods
                Corp. .....................          199,921          164,375
     10,000  Irwin Naturals/4Health Inc.+ .           57,905           50,000
     12,000  J & J Snack Foods Corp.+ .....          121,707          222,000
      8,000  Midwest Grain Products
                Inc.+ .....................          144,621           86,000
      1,000  Northland Cranberries Inc.,
                Cl. A .....................            7,625           10,063
    130,000  Pepsi-Cola Puerto Rico
                Bottling Co.+ .............          760,178          780,000
     25,000  Ralcorp Holdings Inc.+ .......          341,259          350,000
      5,000  Sylvan Food Holdings Inc.+ ...           49,669           66,875
     30,736  Tootsie Roll Industries Inc. .          556,726        1,083,444
     50,000  Twinlab Corp.+ ...............        1,038,650        1,281,250
     22,000  Vlasic Foods International
                Inc.+ .....................          475,681          411,125
     50,000  Whitman Corp. ................          771,375          796,875
                                             ---------------  ---------------
                                                  12,735,428       12,690,882
                                             ---------------  ---------------

             Health Care - 0.7%
     30,000  HealthPlan Services Corp. ....          351,282          322,500
    140,000  IVAX Corp.+ ..................        1,392,207        1,225,000
     48,000  Penwest Pharmaceuticals
                Co.+ ......................          327,279          294,000
      6,000  U.S. Physical Therapy Inc.+ ..           37,500           55,500
                                             ---------------  ---------------
                                                   2,108,268        1,897,000
                                             ---------------  ---------------

             Home Furnishings - 1.0%
      8,000  Bassett Furniture Industries
                Inc. ......................          188,438          234,000
      2,000  Bed Bath & Beyond Inc.+ ......           11,125           46,750
     17,000  Foamex International Inc. ....          147,810          247,563
     30,000  La-Z-Boy Chair Co. ...........          218,125          588,750
     50,000  Mikasa Inc. ..................          698,044          559,375
     70,000  Oneida Ltd. ..................          732,977        1,190,000
                                             ---------------  ---------------
                                                   1,996,519        2,866,438
                                             ---------------  ---------------

             Hotels and Gaming - 3.0%
    406,000  Aztar Corp.+ .................        2,663,169        1,573,250
     15,000  Boyd Gaming Corp.+ ...........          132,500           54,375
     20,000  Churchill Downs Inc. .........          416,463          610,000
     60,000  Extended Stay America Inc.+ ..          685,812          480,000
     65,000  Gaylord Entertainment Co. ....        2,006,962        1,937,812
    100,000  Grand Casinos Inc.+ ..........        1,473,508          793,750
    140,000  Jackpot Enterprises Inc.+ ....        1,615,369        1,391,250
      5,000  Jurys Hotel Group plc ........           27,762           35,121
     52,000  Mirage Resorts Inc.+ .........          267,539          871,000
     20,000  Penn National Gaming Inc.+ ...          204,260          160,000
    104,100  Trump Hotels & Casino
                Resorts Inc.+ .............        1,011,419          383,869
                                             ---------------  ---------------
                                                  10,504,763        8,290,427
                                             ---------------  ---------------

             Metals and Mining - 0.6%
    199,000  Echo Bay Mines Ltd.+ .........          817,959          472,625
    245,000  Pegasus Gold Inc.+ ...........          200,685           13,475
     10,000  Prime Resources Group Inc. ...           60,154           85,504
    190,000  Royal Oak Mines Inc.+ ........          322,487          130,625
     22,000  Stillwater Mining Co.+ .......          452,400          694,375
      5,000  Toreador Royalty Corp.+ ......           19,063           11,875
     80,000  TVX Gold Inc.+ ...............          383,000          215,000
                                             ---------------  ---------------
                                                   2,255,748        1,623,479
                                             ---------------  ---------------

             Paper and Forest Products - 1.5%
    123,000  Grief Bros. Corp. ............        2,331,134        4,059,000
                                             ---------------  ---------------

                See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- September 30, 1998
================================================================================

                                                                   Market
     Shares                                       Cost             Value
     ------                                       ----             -----
             COMMON STOCKS (Continued)

             Publishing - 4.8%
     10,000  CMP Media Inc., Cl. A+ .......  $       187,322  $       107,500
    121,278  Independent Newspapers
                Ltd. ......................          380,260          428,658
      2,000  Lee Enterprises Inc. .........           61,038           51,875
     40,000  McClatchy Newspapers Inc.,
                Cl. A .....................          943,061        1,200,000
     55,000  Media General Inc., Cl. A ....          959,916        2,131,250
     33,000  Meredith Corp. ...............          493,448        1,056,000
    160,000  Penton Media Inc. ............        1,638,213        2,180,000
     44,000  Pulitzer Publishing Co. ......        1,347,666        3,481,499
    190,000  Thomas Nelson Inc. ...........        2,142,632        2,422,500
      3,000  Wiley (John) & Sons Inc.,
                Cl. B .....................           46,500          183,938
                                             ---------------  ---------------
                                                   8,200,056       13,243,220
                                             ---------------  ---------------

             Pumps and Valves - 2.5%
     58,000  Franklin Electric Co. ........        1,776,185        3,668,500
     17,775  Gorman-Rupp Co. ..............          276,467          279,956
     15,000  Graco Inc. ...................          391,573          348,750
     70,000  IDEX Corp. ...................          628,347        1,859,375
     10,000  Robbins & Myers Inc. .........           98,665          211,875
     30,000  Roper Industries Inc. ........          195,000          521,250
                                             ---------------  ---------------
                                                   3,366,237        6,889,706
                                             ---------------  ---------------

             Real Estate - 1.2%
    150,000  Catellus Development
                Corp.+ ....................        1,756,210        1,950,000
    117,000  Griffin Land & Nurseries
                Inc.+ .....................        1,458,089        1,294,313
      5,000  Gyrodyne Company of
                America Inc.+ .............           93,563           85,000
                                             ---------------  ---------------
                                                   3,307,862        3,329,313
                                             ---------------  ---------------

             Retail - 4.3%
     60,000  Aaron Rents Inc. .............          461,298          900,000
     46,000  Aaron Rents Inc., Cl. A ......          211,041          566,375
    110,000  Burlington Coat Factory
                Warehouse Corp. ...........        1,178,563        1,622,500
     24,000  Coldwater Creek Inc.+ ........          490,941          456,000
     38,000  Crown Books Corp.+ ...........          135,267           11,875
     25,000  Fingerhut Companies Inc. .....          141,171          275,000
    105,000  Ingles Markets Inc., Cl. A ...        1,341,625        1,233,750
    195,000  Lillian Vernon Corp. .........        3,150,585        2,644,687
     33,500  Mott's Holdings Inc.+ (a) ....          214,069          201,000
     55,000  N2K Inc.+ ....................        1,218,102          395,313
     95,000  Neiman Marcus Group Inc.+ ....        1,272,266        2,054,375
    182,500  Scheib (Earl) Inc.+ ..........        1,260,895          980,938
     73,000  Sports Authority Inc.+ .......          727,557          556,625
                                             ---------------  ---------------
                                                  11,803,380       11,898,438
                                             ---------------  ---------------

             Satellite - 1.0%
     38,000  COMSAT Corp. .................        1,226,514        1,339,500
     30,000  TCI Satellite Entertainment+ .          161,750           86,250
    100,000  United Video Satellite Group
                Inc., Cl. A+ ..............        1,449,063        1,481,250
                                             ---------------  ---------------
                                                   2,837,327        2,907,000
                                             ---------------  ---------------

             Specialty Chemicals - 0.7%
     25,000  Airgas Inc.+ .................          372,500          303,125
      1,000  CFC International Inc.+ ......           12,125           10,000
     60,000  Ferro Corp. ..................        1,018,602        1,192,500
        600  MacDermid Inc. ...............            2,200           18,150
     32,000  Penford Corp. ................          281,839          480,000
                                             ---------------  ---------------
                                                   1,687,266        2,003,775
                                             ---------------  ---------------

             Telecommunications - 2.2%
     18,000  Aliant Communications Inc. ...          231,438          445,500
     23,000  ARC International Corp.+ .....          125,555           41,688
      9,200  Atlantic Tele-Network Inc.+ ..           92,644           75,900
      2,000  BHI Corp.+ ...................           30,250           52,000
     81,053  Citizens Utilities Co., Cl. A+          776,912          658,559
     35,833  Commonwealth Telephone
                Enterprises Inc.+ .........          625,200          857,752
     20,000  Commonwealth Telephone
                Enterprises Inc., Cl. B+ ..          140,936          525,000
    100,000  Communications Systems
                Inc. ......................          556,543        1,150,000
    117,000  GST Telecommunications
                Inc.+ .....................        1,590,221          731,250
    100,000  RCN Corp.+ ...................          589,317        1,300,000
     20,000  Rogers Communications
                Inc., Cl. B+ ..............          121,938          111,250
     10,000  Viatel Inc.+ .................           83,750          106,250
                                             ---------------  ---------------
                                                   4,964,704        6,055,149
                                             ---------------  ---------------

             Transportation - 0.1%
      2,000  Irish Continential Group plc .           18,258           24,809
      5,000  Marine Transport Corp.+ ......           21,517           10,938
     50,000  OMI Corp.+ ...................          313,120          203,124
     27,000  Trans World Airlines Inc.+ ...          340,413          153,563
                                             ---------------  ---------------
                                                     693,308          392,434
                                             ---------------  ---------------

             Utilities - 0.2%
     38,000  United Water Resources
                Inc. ......................          700,845          646,000
                                             ---------------  ---------------

             Wireless Communications - 1.2%
     70,000  Aerial Communications
                Inc.+ .....................          574,713          258,125
      4,000  Associated Group Inc.,
                Cl. A+ ....................           50,750          132,000
     25,000  Cellular Communications of
                Puerto Rico Inc.+ .........          242,410          290,625

                 See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- September 30, 1998
================================================================================

                                                                   Market
     Shares                                       Cost             Value
     ------                                       ----             -----
             COMMON STOCKS (Continued)

             Wireless Communications (Continued)
     64,000  Centennial Cellular Corp.,
                Cl. A+ ....................  $     1,267,961  $     2,048,000
     25,000  Corecomm Ltd.+ ...............          190,465          271,875
     12,000  Teligent Inc., Cl. A+ ........          258,000          330,000
      7,000  Western Wireless Corp.,
                Cl. A+ ....................           93,125          125,125
                                             ---------------  ---------------
                                                   2,677,424        3,455,750
                                             ---------------  ---------------

             TOTAL COMMON STOCKS                 224,486,239      271,149,317
                                             ---------------  ---------------

             RIGHTS - 0.0%

             Telecommunications - 0.0%
     10,166  Commonwealth Telephone
                Enterprises Inc.+ .........                0           29,227
                                             ---------------  ---------------

  Principal
   Amount
   ------
          CONVERTIBLE CORPORATE BONDS - 0.0%

          Equipment and Supplies - 0.0%
$    500  MacNeal-Schwendler Corp.
            Sub. Deb. Cv.
            7.88%, 08/18/04 ...............              518              472
                                             ---------------  ---------------

          U.S. GOVERNMENT OBLIGATIONS - 1.3%
3,511,000 U.S. Treasury Bills,
            4.20% to 5.13% ++,
            due 10/01/98 to 12/31/98               3,483,530        3,483,530
                                             ---------------  ---------------

          TOTAL
            INVESTMENTS - 98.9%              $   227,970,287      274,662,546
                                             ===============

          Other Assets and
            Liabilities (Net) - 1.1%                                3,157,234
                                                              ---------------

          NET ASSETS - 100.0%
            (14,772,860 shares outstanding)                   $   277,819,780
                                                              ===============

          NET ASSET VALUE,
            Offering and Redemption
            Price Per Share ...............                            $18.81
                                                                       ======

                                                Settlement     Net Unrealized
                                                   Date         Depreciation
                                                   ----         ------------

          FORWARD FOREIGN EXCHANGE CONTRACTS
58,196(c) Deliver German Marks
            in exchange for
            USD 34,744 ....................         10/02/98  $           (76)

          For Federal tax purposes:
          Aggregate cost ..................                   $   228,926,157
                                                              ===============

          Gross unrealized
            appreciation ..................                   $    71,089,403
          Gross unrealized
            depreciation ..................                       (25,353,014)
                                                              ---------------

          Net unrealized appreciation .....                   $    45,736,389
                                                              ===============

----------
(a)    Security fair valued as determined by the Board of Directors.
(b) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares. (See Note 9.)
(c)    Principal amount denoted in German Marks.
+      Non-income producing security.
++     Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt.

                 See accompanying notes to financial statements.

                        The Gabelli Small Cap Growth Fund

Statement of Assets and Liabilities
September 30, 1998
================================================================================

Assets:
    Investments, at value (Cost $227,970,287) ............  $     274,662,546
    Cash and foreign currency, at value
      (Cost $108,692) ....................................            112,828
    Dividends and interest receivable ....................            215,028
    Receivable for investments sold ......................          3,541,574
    Receivable for capital shares sold ...................            106,962
                                                            -----------------
      Total Assets .......................................        278,638,938
                                                            -----------------
Liabilities:
    Payable for investments purchased ....................            309,222
    Payable for capital shares redeemed ..................              1,847
    Payable for investment advisory fees .................            230,863
    Payable for distribution fees ........................             57,714
    Other accrued expenses ...............................            219,512
                                                            -----------------
       Total Liabilities .................................            819,158
                                                            -----------------
       Net Assets applicable to 14,772,860
          shares outstanding .............................  $     277,819,780
                                                            =================
Net Assets consist of:
    Capital stock, at par value ..........................  $          14,773
    Additional paid-in capital ...........................        224,196,795
    Undistributed net investment income ..................                 76
    Accumulated net realized gain on investments
       and foreign currency transactions .................          6,911,144
    Net unrealized appreciation on investments
       and foreign currency transactions .................         46,696,992
                                                            -----------------
       Total Net Assets ..................................  $     277,819,780
                                                            =================
       Net Asset Value, offering and redemption
          price per share ($277,819,780 / 14,772,860
          shares outstanding; 1,000,000,000 shares
          authorized of $0.001 par value) ................             $18.81
                                                                       ======

Statement of Operations
For the Year Ended September 30, 1998
================================================================================

Investment Income:
    Dividends (net of foreign taxes of $14,662) ..........  $       2,731,598
    Interest .............................................          1,464,846
                                                            -----------------
       Total Investment Income ...........................          4,196,444
                                                            -----------------
Expenses:
    Investment advisory fees .............................          3,223,995
    Distribution fees ....................................            805,996
    Shareholder services fees ............................            364,359
    Custodian fees .......................................             55,070
    Legal and audit fees .................................             52,287
    Registration fees ....................................             47,296
    Directors' fees ......................................             43,280
    Shareholder report expenses ..........................             36,666
    Miscellaneous expenses ...............................             19,311
                                                            -----------------
       Total Expenses ....................................          4,648,260
                                                            -----------------
       Net Investment Loss ...............................           (451,816)
                                                            -----------------
Net Realized and Unrealized Gain (Loss)
    on Investments:
    Net realized gain on investments
       and foreign currency transactions .................          9,718,910
    Net realized loss on investments
       in securities of affiliated issuers ...............            (81,024)
    Net change in unrealized appreciation
       on investments and foreign currency
       transactions ......................................        (54,116,321)
                                                            -----------------
    Net realized and unrealized loss on
       investments and foreign currency
       transactions ......................................        (44,478,435)
                                                            -----------------
Net decrease in net assets resulting
    from operations ......................................  $     (44,930,251)
                                                            =================

Statement of Changes in Net Assets
================================================================================

                                                                             Year Ended        Year Ended
                                                                            September 30,     September 30,
                                                                                1998              1997
                                                                           -------------      -------------
Operations:
    Net investment loss ..............................................     $    (451,816)     $    (820,062)
    Net realized gain on investments and foreign currency transactions         9,637,886         39,776,849
    Net change in unrealized appreciation on investments
      and foreign currency transactions ..............................       (54,116,321)        44,387,266
                                                                           -------------      -------------
      Net increase (decrease) in net assets resulting from operations        (44,930,251)        83,344,053
                                                                           -------------      -------------
Distributions to shareholders:
    Net realized gain on investments .................................       (40,993,996)       (23,504,667)
                                                                           -------------      -------------
      Total distributions to shareholders ............................       (40,993,996)       (23,504,667)
                                                                           -------------      -------------
Capital share transactions:
    Net increase in net assets from capital share transactions .......        67,225,287         13,440,151
                                                                           -------------      -------------
      Net increase (decrease) in net assets ..........................       (18,698,960)        73,279,537
Net Assets:
    Beginning of period ..............................................       296,518,740        223,239,203
                                                                           -------------      -------------
    End of period ....................................................     $ 277,819,780      $ 296,518,740
                                                                           =============      =============

                 See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements
================================================================================

1. Description. The Gabelli Small Cap Growth Fund (the "Fund"), a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of two separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on October 22, 1991.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
================================================================================

day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At September 30, 1998, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
================================================================================

transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Expenses. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended September 30, 1998, reclassifications were made to increase undistributed net investment income for $456,879 and decrease accumulated net realized gain on investments and foreign currency transactions for $291,449 with an offsetting adjustment to additional paid-in-capital.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
================================================================================

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended September 30, 1998, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $805,996, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities for the year ended September 30, 1998, other than short term securities, aggregated $122,071,726 and $57,838,232, respectively.

6. Transactions with Affiliates. During the year ended September 30, 1998, the Fund paid brokerage commissions of $148,784 to Gabelli & Company, Inc. and its affiliates.

7. Bank Loan. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at September 30, 1998.

8. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                             Year Ended                           Year Ended
                                                         September 30, 1998                   September 30, 1997
                                                 --------------------------------      --------------------------------
                                                      Shares           Amount              Shares            Amount
                                                      ------           ------              ------            ------
Shares sold ................................        17,952,500      $ 420,895,401          6,081,693      $ 133,408,500
Shares issued upon reinvestment of dividends         1,837,926         39,129,545          1,221,473         22,767,034
Shares redeemed ............................       (16,683,061)      (392,799,659)        (6,786,508)      (142,735,383)
                                                 -------------      -------------      -------------      -------------
  Net increase .............................         3,107,365      $  67,225,287            516,658      $  13,440,151
                                                 =============      =============      =============      =============

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended September 30, 1998, is set forth below:

                                                                                                                   Percent
                                                                                                   Value at         Owned
                            Beginning       Shares        Ending      Realized       Dividend      September      of Shares
                             Shares          Sold         Shares     Gain (Loss)      Income       30, 1998      Outstanding
                             -----------------------------------------------------------------------------------------------
Eskimo Pie Corp. .....       220,000       (15,000)       205,000   $  (146,280)   $    44,000    $ 1,742,500       5.93%
Trans-Lux Corp. ......        85,000       (13,000)        72,000        65,256         10,815        639,000       7.25%
GEO International Corp     1,425,000            --      1,425,000            --             --             --       7.15%
                                                                    -----------    -----------    -----------
                                                                    $   (81,024)   $    54,815    $ 2,381,500
                                                                    ===========    ===========    ===========

The Gabelli Small Cap Growth Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                                 Year Ended September 30,
                                                      ============================================================================
                                                          1998           1997              1996           1995             1994
                                                      -----------     -----------      -----------     -----------     -----------
Operating performance:
     Net asset value, beginning of period .........   $     25.42     $     20.02      $     19.34     $     17.24     $     16.90
                                                      -----------     -----------      -----------     -----------     -----------
     Net investment (loss) ........................         (0.03)          (0.07)           (0.09)          (0.04)          (0.05)
     Net realized and unrealized gain (loss)
       on investments .............................         (2.99)           7.70             2.11            3.17            0.81
                                                      -----------     -----------      -----------     -----------     -----------
     Total from investment operations .............         (3.02)           7.63             2.02            3.13            0.76
                                                      -----------     -----------      -----------     -----------     -----------
Distributions to shareholders:
     Net realized gain on investments .............         (3.59)          (2.23)           (1.34)          (1.03)          (0.42)
                                                      -----------     -----------      -----------     -----------     -----------
     Total distributions ..........................         (3.59)          (2.23)           (1.34)          (1.03)          (0.42)
                                                      -----------     -----------      -----------     -----------     -----------
     Net asset value, end of period ...............   $     18.81     $     25.42      $     20.02     $     19.34     $     17.24
                                                      ===========     ===========      ===========     ===========     ===========
     Total return + ...............................         (13.5)%          42.2%            11.0%           19.5%            4.5%
                                                      ===========     ===========      ===========     ===========     ===========
Ratios to average net assets and supplemental data:
     Net assets, end of period (in 000's) .........   $   277,820     $   296,519      $   223,239     $   231,156     $   205,699
     Ratio of net investment (loss)
       to average net assets ......................         (0.14)%         (0.36)%          (0.42)%         (0.24)%         (0.28)%
     Ratio of operating expenses
       to average net assets ......................          1.44%           1.62%(a)         1.58%           1.54%           1.54%
     Portfolio turnover rate ......................            20%             14%              11%             17%             19%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) The Fund incurred interest expense during the year ended September 30, 1997. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.52%.

                 See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Report of Ernst & Young LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
The Gabelli Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Small Cap Growth Fund (a series of Gabelli Equity Series Funds, Inc.) as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Small Cap Growth Fund at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                             /s/ Ernest & Young LLP

New York, New York
November 10, 1998

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                   1998 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended September 30, 1998, the Fund paid to shareholders, on December 29, 1997, an ordinary income dividend (comprised of short term capital gains) totaling $0.048 per share and long term capital gains totaling $3.542 per share. For the fiscal year ended September 30, 1998, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.
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                                       23

                        Gabelli Equity Series Funds, Inc.
                        The Gabelli Small Cap Growth Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                        Robert J. Morrissey
Chairman and Chief                           Attorney-at-Law
Investment Officer                           Morrissey & Hawkins
Gabelli Funds, Inc.

Felix J. Christiana                          Karl Otto Pohl
Former Senior Vice President                 Former President
Dollar Dry Dock Savings Bank                 Deutsche Bundesbank

Anthony J. Colavita                          Anthony R. Pustorino
Attorney-at-Law                              Certified Public Accountant
Anthony J. Colavita, P.C.                    Professor, Pace University

Vincent D. Enright                           Anthonie C. van Ekris
Former Senior Vice President                 Managing Director
and Chief Financial Officer                  BALMAC International, Inc.
KeySpan Energy Corp.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

                                    Officers

Mario J. Gabelli, CFA                        Bruce N. Alpert
President and Chief                          Vice President and Treasurer
Investment Officer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

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This report is submitted for the general information of the shareholders of The
Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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